UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Monarch Casino & Resort, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONARCH CASINO & RESORT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 22, 2009

To the Stockholders of Monarch Casino & Resort, Inc.:

        The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the “Company” or “we”) will be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Friday, May 22, 2009, at 10:00 a.m. local time, for the following purposes:

                        1.  To elect Bob Farahi and Ronald R. Zideck as directors of the Company;

        2.  To transact such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on April 3, 2009 are entitled to notice of, and to vote, at the annual meeting.  The stock transfer books will not be closed.  On or about April 10, 2009, we will mail to our stockholders either a printed copy of our proxy statement and our annual report on Form 10-K or a notice containing instructions on how to access our proxy statement and annual report and how to vote online. The notice also contains instructions on how you can receive a paper copy of our annual meeting materials, including the notice of annual meeting, proxy statement and proxy card, should you wish.

        Stockholders are cordially invited to attend the annual meeting in person.  STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.  IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT AND THEN CAST YOUR VOTE AS PROMPTLY AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS IN THE NOTICE WE WILL MAIL TO CERTAIN STOCKHOLDERS ON OR ABOUT APRIL 10, 2009 OR, IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS, ON THE ENCLOSED PROXY CARD.

By order of the Board of Directors,

BOB FARAHI
Secretary

MONARCH CASINO & RESORT, INC.

PROXY STATEMENT

MONARCH CASINO & RESORT, INC.

3800 South Virginia Street

Reno, Nevada  89502

PROXY STATEMENT

        This Proxy Statement is prepared for the stockholders of Monarch Casino & Resort, Inc. (the “Company” or “we”) in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Friday, May 22, 2009, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders and more fully outlined herein.

        The accompanying proxy is solicited by the Board of Directors of the Company (the “Board”).  Under rules adopted by the U.S. Securities and Exchange Commission, we are furnishing proxy materials to certain of our stockholders via the internet, instead of mailing printed copies of those materials to each stockholder.  On or about April 10, 2009, we will mail to our stockholders either a printed copy of our proxy materials, including our proxy statement and our annual report on Form 10-K, or a Notice of Internet Availability containing instructions on how to access our proxy materials. This electronic access process is designed to expedite stockholders’ receipt of proxy materials, lower the costs of our annual meeting and help to conserve natural resources. However, if stockholders prefer to receive a printed copy of our proxy materials and a paper proxy card, they may do so by following the instructions included in the Notice of Internet Availability.

        If you will not be able to attend the annual meeting and vote in person, you are encouraged to read this Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions either in the Notice of Internet Availability or, if you received a printed copy of the proxy materials, on the enclosed proxy card.

        Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Bob Farahi, Secretary, at the Company’s principal address at 3800 South Virginia Street, Reno, Nevada 89502 to the attention of the Monarch Corporate Office before the annual meeting; by delivering to the Company a duly executed proxy bearing a later date or by attending the annual meeting and voting the shares in person.  The shares represented by the proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

        None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law.  A vote “FOR” or “AGAINST” any of the proposals set forth herein will only affect the outcome of the proposal.

        The Company will pay the expenses of making the solicitation which will consist of the costs of preparing, printing, mailing and counting the proxies and proxy statements and the charges and expenses of brokerage firms, custodians, nominees or fiduciaries for forwarding such documents to stockholders.

VOTING SECURITIES

        The close of business on April 3, 2009 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting.  The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 (“Common Stock”), of the Company, with each share entitling its owner to one vote.  Common Stock is the only outstanding class of voting securities authorized by the Company’s Articles of Incorporation.  The Company’s Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 (“Preferred Stock”).  None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

        The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company’s stockholders.  The issuance of the

Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company.  The Preferred Stock does not presently possess general voting rights.

        The number of outstanding shares of Common Stock at the close of business on March 30, 2009, was 16,122,048.  The number of shares outstanding may change between such date and April 3, 2009, if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance of any shares.  The stockholders do not possess the right to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN OTHER BENEFICIAL OWNERS

        The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on March 30, 2009, according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of December 31, 2008, which the Company solicited and received from each executive officer and director:

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Common	John Farahi 3800 South Virginia Street Reno, NV 89502	3,098,558	(3)(4)	18.90%
Common	Bob Farahi 3800 South Virginia Street Reno, NV 89502	2,051,578	(5)(6)	12.64%
Common	Ronald M. Rowan	4,170		*
Common	Charles W. Scharer	24,500	(7)	*
Common	Craig F. Sullivan	34,400	(8)	*
Common	Ronald R. Zideck	31,000	(9)	*
Common	Ben Farahi 1175 W. Moana Lane, Suite 200 Reno, NV 89509	1,954,164		12.10%
Common	WC Capital Management, LLC 300 Drake Landing Boulevard, Suite 230 Greenbrea, CA 94904	1,555,292	(10)	9.65%
Common	Akre Capital Management, LLC Charles T. Akre, Jr. 2 West Marshall Street PO Box 998 Middleburg, VA 20118	1,285,963	(11)	7.98%
Common	Barclays Global Investors NA 45 Freemont Street San Francisco, CA 94105	1,230,440	(12)	7.63%
Common	FMR, LLC 82 Devonshire Street Boston, Massachusetts 02109	1,000,000	(13)	6.20%
Common	Friedman, Billings, Ramsey Group, Inc. 1001 19th Street North Arlington, VA 22209	992,000	(14)	6.15%
Common	All executive officers and directors as a group (6 persons)	5,234,206		32.47%

*	Less than 1%.
(1)	Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2)	Includes shares issuable upon exercise of options which are exercisable within 60 days of March 30, 2009.
(3)	Includes 400,000 that have been pledged as security.
(4)	Includes options to purchase 270,000 shares under the 1993 Executive Long Term Incentive Plan (the “Executive Plan”).
(5)	Includes 1,940,478 that have been pledged as security.
(6)	Includes options to purchase 110,000 shares under the Executive Plan.
(7)	Includes options to purchase 24,400 shares under the1993 Directors’ Stock Option Plan (the “Directors’ Plan”).
(8)	Includes options to purchase 24,400 shares under the Directors’ Plan.
(9)	Includes options to purchase 30,500 shares under the Directors’ Plan.
(10)

WC Capital Management, LLC (“WC”) reported on a Schedule 13G/A dated February 11, 2009, that it has shared voting and dispositive power with respect to all such shares. WC reported on Schedule 13G/A dated February 11, 2009 that it beneficially owns 1,555,292 shares.

(11)

Akre Capital Management, LLC and Charles T. Akre, Jr. (“Akre”) reported on a Schedule 13G/A dated February 13, 2009, that it has shared voting and dispositive power with respect to all such shares. Akre reported on a Schedule 13G/A dated February 13, 2009, that it beneficially owns 1,285,963 shares.

(12)

Barclays Global Investors NA (“Barclays”) reported on a Schedule 13G/A dated February 6, 2009, that it has sole voting power with respect to 940,404 shares and dispositive power with respect to 1,230,440 shares. Barclays reported on a Schedule 13G/A dated February 6, 2009, that it beneficially owns 1,230,440 shares.

(13)

FMR, LLC (“FMR”) reported on a Schedule 13G/A dated February 16, 2009, that it has shared voting and sole dispositive power with respect to all such shares. FMR reported on a Schedule 13G/A dated February 16, 2009, that it beneficially owns 1,000,000 shares.

(14)

Friedman, Billings, Ramsey Group, Inc. (“FBR”) reported on a Schedule 13G/A dated February 13, 2009, that it has shared voting and dispositive power with respect to all such shares. FBR reported on a Schedule 13G/A dated February 13, 2009, that it beneficially owns 992,000 shares.

ELECTION OF DIRECTORS

        The Board is comprised of five persons.  The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years.  Directors are to serve until their successors are elected and have qualified.

        If the proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Bob Farahi and Ronald R. Zideck for terms of office expiring in 2011.  If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee.  The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

        Any vacancies on the Board which occur during the year will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

        The Company, through a wholly owned subsidiary, Golden Road Motor Inn, Inc. (“Golden Road”), owns and operates the Atlantis Casino Resort (the “Atlantis”) in Reno, Nevada.  The Company, each director and executive officer who has been required by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the “Nevada Gaming Authorities”) to be found suitable has been found suitable by the Nevada Gaming Authorities or has submitted an application for such approval.  Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities.  Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSRS. BOB FARAHI AND RONALD R. ZIDECK TO THE BOARD OF DIRECTORS.

        The following information is furnished with respect to each member of the Board or nominee thereto.  Similar information is provided for the Company’s executive officers and certain significant employees who are not directors.  John Farahi and Bob Farahi are brothers.  There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company.  The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him.

Directors and Nominees

Name	Age	Director Since	Position
John Farahi (Term expires in 2010)	61	1993	Co-Chairman of the Board, Chief Executive Officer and Director
Bob Farahi (Nominee for term expiring in 2011)	58	1993	Co-Chairman of the Board, President, Secretary and Director
Craig F. Sullivan (Term expires in 2010)	62	1998	Director
Ronald R. Zideck (Nominee for term expiring in 2011)	71	2000	Director
Charles W. Scharer (Term expires in 2010)	54	2001	Director

        JOHN FARAHI has been Co-Chairman of the Board and Chief Executive Officer of the Company since its inception, and of Golden Road since June 1993.  From 1973 until June 1993, Mr. Farahi was President, Director, and General Manager of Golden Road.  Mr. Farahi is a partner in Farahi Investment Company (“FIC”) which is engaged in real estate investment and development.  Mr. Farahi served on the Washoe County Airport Authority as a Trustee from July 1997 until June 2005.  Mr. Farahi is a former member of the Nevada Commission on Tourism and is presently a Board Member of the Reno-Sparks Convention and Visitors’ Authority.  Mr. Farahi holds a political science degree from the California State University at Hayward.

        BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception, and of Golden Road since 1993.  From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road. Mr. Farahi divides his working time between the Company and the other companies with which he is involved.  Mr. Farahi is a partner in FIC.  Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.

        CRAIG F. SULLIVAN has been a member of the Board since September 1998.  He is the recently retired Chairman of the Board of Park Cattle Company.  Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, a strategic and financial consulting firm geared to companies in the gaming industry.  From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from February 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation.  Mr. Sullivan also served on the Board of New York-New York Hotel & Casino from March 1996 to June 1998.  Mr. Sullivan holds a bachelor’s degree in economics from The George Washington University and holds a master’s degree in international management from the American Graduate School of International Management.

        RONALD R. ZIDECK has been a member of the Board since March 2000. From August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm’s National Executive Committee.  He also served as a director at Harveys Casino Resorts from May 1997 to February 1999 and as a director of planned giving for the University of Nevada, Reno from March 2003 to March 2006.  On March 1, 2006, Mr. Zideck became Vice President of Business Development for The Whittier Trust Company of Nevada.  Mr. Zideck is a certified public accountant with a bachelor’s degree in business administration from the University of Nevada.

        CHARLES W. SCHARER Charles W. Scharer has been a member of the Board since July 2001. Mr. Scharer ended an eighteen-year career with Harveys Casino Resorts in January 2001, serving as Harveys’ Chairman, President and Chief Executive Officer from 1995 until his retirement in January 2001 and as Chief Financial Officer from 1988 to 1995. Mr. Scharer served as a Commissioner of the Nevada Commission on Tourism for 9 years having been appointed by Governor Kenny C. Guinn in November 1999. Mr. Scharer also is a member of the Board of Directors of Barton Healthcare System of South Lake Tahoe, California and of the Edgewood Companies (Formally Park Cattle Company) headquartered in Minden, Nevada. Mr. Scharer, a certified public accountant, graduated from San Jose State University.

        The Company’s Bylaws, as amended, currently provide for a staggered board of directors divided into two categories:  Category A consisting of three directors and Category B consisting of two directors.  Each director serves two-year terms.  A staggered board of directors may have the effect of delaying or preventing a change of control of the Company.  Executive officers serve at the pleasure of the Board.

Officers and Significant Employees

        RONALD ROWAN, age 45, Chief Financial Officer and Treasurer of the Company and of Golden Road, joined the Company in June 2006.  From December 2004 to June 2006, Mr. Rowan served as the Chief Operating and Financial Officer of Ztrading Industries, LLC, a retail software company.  From June 2003 to December 2004, he served as the CFO of Camco, Inc., a specialty finance lender.  Mr. Rowan was the CFO of the North/South American subsidiary of Aristocrat Technologies, Inc., a public Australian based systems and gaming device company, from June 2001 through June 2003 and was employed by Casino Data Systems, also a public systems and gaming company, from September 1996 through June 2001 as its Controller and then as its CFO.  Prior to joining Casino Data Systems, Mr. Rowan was employed by Price Waterhouse for the ten years in its audit practice for six years and then in its strategic consulting practice for four years.  Mr. Rowan is a certified public accountant with a bachelor’s degree from the University of Southern California and an MBA from the University of California, Los Angeles.

        DARLYNE SULLIVAN, age 54, has been the General Manager of Golden Road since February 2006 and Executive Vice President of Operations of Golden Road since 2004. From June 1993 until 2004, Mrs. Sullivan was Vice President of Sales and Marketing and Assistant General Manager of Golden Road.  Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager and Assistant Hotel Manager for Golden Road from May 1977 through June 1993.

        RICHARD COOLEY, age 61, has been Vice President of Finance of Golden Road since May 2001.  Mr. Cooley was Vice President of Administration of Golden Road from March 2001 through May 2001, and served as Vice President of Operations of Golden Road from July 1995 through March 2001.  Mr. Cooley served as Vice President of Finance of Golden Road from June 1993 through July 1995, and served as Controller of Golden Road from March 1993 through March 1994.  Mr. Cooley was President and General Manager of the Reno Ramada Hotel Casino from May 1988 to March 1993, and he was Chief Financial Officer and Assistant General Manager from 1981 to 1988.  From July 1977 to June 1981, Mr. Cooley was Controller and Co-General Manager of the Shy Clown Casino in Reno.  Mr. Cooley is a certified public accountant with a bachelor’s degree in Business Administration from the University of Nevada.

Committees of the Board

        The Board has certain standing committees including the Audit Committee, the Compensation Committee, the 1993 Executive Long-Term Incentive Plan Committee (the “Incentive Plan Committee”), the 1993 Directors’ Stock Option Plan Committee (the “Directors’ Plan Committee”) and the Operations Committee.

        Pursuant to NASDAQ rules, The Company has a majority of independent directors.  Craig F. Sullivan, Charles W. Scharer and Ronald R. Zideck are “independent directors” as such term is defined in NASDAQ Rule 4200(a)(15).

        The Audit Committee, comprised of Craig F. Sullivan and Charles W. Scharer, and chaired by Ronald R. Zideck, met 8 times during the fiscal year ended December 31, 2008.  The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment as a committee member.  The Audit Committee’s function is to review reports of the auditors to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company’s auditors to determine scope of compliance and any deficiencies; to consider selection of independent public accountants; to review and approve certain related party transactions; and to make periodic reports on such matters to the Board. The Audit Committee adopted an Audit Committee Charter on June 14, 2000, and subsequently amended it effective June 7, 2001 and April 9, 2004.  A copy of the charter may be viewed on the Company’s website at www.monarchcasino.com.

        All members of the Audit Committee are “independent directors”, as such term is defined in NASDAQ Rule 4200(a)(15) of the National Association of Securities Dealers’ Listings Standard.

        The Company believes that each member of the Audit Committee is a financial expert, as defined by the SEC rules applied pursuant to the Sarbanes-Oxley Act of 2002, and as defined in Regulation S-K, Item 407(d)(5)(ii).  The relevant experience of such directors is summarized under “Election of Directions — Directors and Nominees” above.

        The Compensation Committee, comprised of Ronald R. Zideck and Charles W. Scharer, and chaired by Craig F. Sullivan, met 5 times during the fiscal year ended December 31, 2008.  The Compensation Committee recommends, and the Board ratifies, all compensation and awards to the Company’s executive officers and administers the Employee Stock Option Plan.  The Compensation Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification.  For the remaining executive officers, the chief executive officer makes recommendations to the Compensation Committee that generally are approved and then passed onto the full Board for ratification.   The Compensation Committee has not adopted a charter.

        The Incentive Plan Committee, comprised of Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer, did not meet during the fiscal year ended December 31, 2008.  The Incentive Plan Committee’s function is to administer the 1993 Executive Long-Term Incentive Plan (the “Incentive Plan”), including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards, interpreting the Incentive Plan and notifying the Board of all decisions concerning awards granted to Incentive Plan participants.

        The Directors’ Plan Committee, comprised of John Farahi and Bob Farahi, did not meet during the fiscal year ended December 31, 2008.  Neither John Farahi nor Bob Farahi is eligible to participate in the Directors’ Plan.  The Directors’ Plan Committee consists of not less than 2 directors of the Company selected by, and serving at the pleasure of, the Board and its function is to administer the 1993 Directors’ Stock Option Plan (the “Directors’ Plan”).  The Directors’ Plan Committee has the authority to interpret the Directors’ Plan and make all determinations necessary or advisable for its administration.  All decisions of the Directors’ Plan Committee are subject to approval by the Board.

        The Operations Committee, comprised of John Farahi, Ronald Rowan, Darlyne Sullivan and Richard Cooley, and chaired by Charles W. Scharer, did not meet during the fiscal year ended December 31, 2008.  The purpose of the Operations Committee is to provide a formal communication link between Golden Road management and the  Board and to facilitate examination of, and feedback regarding, various operational issues.

        In addition to the standing committees described above, on July 25, 2006, the Board established a special committee comprised of the Company’s independent directors (the “Special Committee”) to formulate and deliver a formal offer to purchase the 18.95 acre shopping center adjacent to the Atlantis (the “Shopping Center”) from Biggest Little Investments, L.P (“BLI”). The Special Committee consists of Charles W. Scharer, Craig F. Sullivan and Ronald R. Zideck. The Special Committee did not meet in 2008.

        The Company does not have a standing Nominating Committee, nor has the Board of Directors adopted a charter addressing the director nomination process.  The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because the entire Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.

        For stockholder meetings at which directors are to be elected, in compliance with NASDAQ rule 4350(c)(4), director nominees are recommended for the Board’s nomination by a majority of the independent directors.  In making such recommendation, the qualifications of the prospective nominee which will be considered include the nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to act in the best interests of the Company and its stockholders.

        The requirements for nomination of a person to the Board by a security holder are set forth in Article II, Section 16 of the Company’s Bylaws and the qualifications for a person to be a director of the Company are set forth in Article II, Section 14 of the Bylaws.  Both sections of the Bylaws are set forth below.

14.           Eligibility of Directors.  No Director is eligible to continue to serve as a Director of the Corporation who is required under Nevada gaming laws to be found suitable to serve as a director and who is not found suitable or whose finding of suitability is suspended or revoked by Nevada gaming authorities.  Such eligibility shall cease immediately following whatever act or event terminates the director’s eligibility under the laws and gaming regulations of the State of Nevada.

16.           Nomination of Directors.  Only persons who are nominated in accordance with the procedures set forth in this Section 16 of Article II shall be eligible for election as Directors.  Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the Notice procedures set forth in this Section 16 of Article II.  Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation.  To be timely, unless waived by the Board of Directors, no person not already a Director shall be eligible to be elected or to serve as a Director unless such person’s notice of nomination shall be received at the principal executive offices of the Corporation at least seventy five (75) days before initiation of solicitation to the stockholders for election in the event of an election other than at an Annual Meeting and seventy five (75) days before the corresponding date that had been the record date for the previous year’s Annual Meeting or seventy five (75) days before the date of the next Annual Meeting of shareholders announced in the previous year’s proxy materials in the event of an election at an Annual Meeting.  To be timely, no stockholder’s notice shall be received at the principal executive offices of the Corporation more than ninety (90) days before the meeting; provided, however, that in the event that less than ninety (90) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.  The stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stocks of the Corporation which are beneficially owned by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (b) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (vi) the consent of such nominee to serve as Director of the Corporation, if he is so elected; and (c) as to the stockholder giving the notice, (i) the name and record address of stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation.  No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 16.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        The Company did not receive the names of any proposed director candidates submitted by any stockholder for inclusion in this Proxy Statement under the guidelines set forth above.

Board Meetings

        The Board held 5 meetings in the fiscal year ended December 31, 2008.  All directors attended at least 75% of the Board meetings and all committee members attended at least 75% of the meetings for the committees on which they serve during the fiscal year ended December 31, 2008.

Annual Meetings

        The Board has a policy that requires all directors to attend each Annual Meeting of Stockholders absent exigent circumstances.  All five directors attended the 2008 Annual Meeting of Stockholders.

Communication with Directors

        The Company’s stockholders may contact directors by sending an email to Ronald Rowan at rrowan@monarchcasino.com, which will be relayed to the board member or members specified in the message, or by addressing a letter to Monarch Casino & Resort, Inc., Board of Directors, 3800 South Virginia Street, Reno, Nevada 89502.  Each communication should specify the applicable director or directors to be contacted.

Compensation Committee Interlocks and Insider Participation

None.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

We seek to compensate our named executive officers “NEOs” in a manner that will attract and retain qualified individuals who are responsible for the management, growth and success of the Company.  We believe that NEO compensation should be designed to:

 1) motivate performance in areas consistent with our short and long-term objectives,

 2) reward for achieving those objectives, and

 3) encourage NEOs to continue in our employ.

We evaluate and establish the total compensation of our NEOs in light of what we believe to be the compensation practices, and relative corporate financial performance, of other companies in the gaming industry similar to us in terms of asset size and target market.  Because many of these companies are not publicly held, their compensation practices are not published publicly.  As such, we rely on the industry experience and knowledge of our Board of Directors in determining appropriate NEO compensation.

Compensation Elements

Our NEO compensation program utilizes four primary components which include annual salary, annual cash bonus awards, one-time cash awards and stock option awards.  Following is a discussion of each component.

Annual Salary:  The salary element compensates each NEO for performance of the fundamental duties associated with that NEO’s position.  In addition to what we believe to be the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to us in terms of asset size and target market, we consider other factors in establishing NEO annual salaries including their respective record of leadership and service to us, our growth during the NEO’s term of employment, the relative importance of the NEO in overseeing our day-to-day operations, the relative performance of our competitors, and civic leadership in the Reno area.  Salaries are reviewed annually and are adjusted as warranted.

Annual Cash Bonus Awards:  To align NEO performance with our short-term operational and profit objectives, we utilize an annual cash bonus program (the “Bonus Program”) with an annual target equal to 20% of the NEO’s annual salary.  The Bonus Program is comprised of both a quantitative and a qualitative component.  The quantitative component is awarded based on achieving our annual profit goal, as established by the Board of Directors, while the qualitative component is tied to specific NEO performance.

The profit target is defined as a determined level of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”).  EBITDA can be calculated from our audited financial statements by adding depreciation and amortization expense to income from operations.  An additional evaluation is completed at year-end which allows for the potential to exceed the 20% bonus target up to a cap of 40% of the NEO’s annual salary.  For every whole percentage point that our actual EBITDA exceeds the full-year EBITDA target, an additional 1% of NEO salary is awarded.

To motivate and reward actions that directly translate into increased Company profit, the Bonus Program is significantly weighted toward the quantitative component.  The quantitative and qualitative components, if awarded, are paid simultaneously on a semi-annual basis. Based on the success the management team has had in achieving previous financial profit and other performance targets, we believe it is likely that future bonus awards will be paid fully.

One-Time Cash Awards:  We may, from time to time, award additional one-time cash payments based on superior financial performance relative to the Board established annual financial profit target when such performance is deemed to be extraordinary.  Such determination is based on several factors including, but not limited to, comparison of our financial performance relative to our competitors, the general market conditions in which those financial results were generated and other operating criteria that indicate that the financial results were abnormally strong given those market and operating conditions.  Such performance criteria could serve as the basis for increasing an NEO’s salary level; however, by instead rewarding such performance with one-time cash awards, we believe we are more accurately promoting sustained, superior performance by more closely tying the reward with the timing of the performance.

Stock Option Awards:  While it is difficult to predict the value an NEO will ultimately realize from the stock option component, the compensation package is designed with the expectation that stock options will provide the highest potential reward of the four components of the NEO compensation package.  As such, the most significant driver of NEO compensation is designed to correlate directly with the financial gains of our stockholders.  As our stock price increases or decreases, the value of NEO stock option awards also increases or decreases.  By designing the compensation program in this way, we believe that a significant portion of NEO compensation has been directly aligned with the NEOs’ performance as measured through the market value of the common stock held by our shareholders.

NEOs generally receive an initial grant on their hire date and generally receive subsequent annual replacement grants in amounts equal to the portion of the initial grant that vests.  Stock option awards are granted at strike prices equal to the closing market price of our stock on the date the stock option award is granted.  As such, the value of the award only increases if our stock price increases subsequent to the stock option’s grant date.  Because these awards vest over time, the stock option component of NEO compensation also encourages NEO retention, as value related to unvested stock options is forfeited if an NEO ceases to be employed by us.

Effective January 1, 2006, we began recognizing the expense associated with stock option awards in accordance with the requirements of SFAS 123R as further explained in Note 1 of the Company’s Consolidated Financial Statements, included as part of the Company’s 2007 Annual Report to Stockholders filed on Form 10-K.

Change in Control

Our senior managers and other employees have built Monarch Casino & Resort, Inc. into the successful enterprise that it is today, and we believe that it is important to both reward and protect them in the event we experience a change in control.  Further, it is our belief that the interests of our stockholders are best served if the interests of our senior management are aligned with those of our stockholders, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of our stockholders.  Relative to our overall value to the stockholders, these potential change in control benefits to senior managers and other employees are minor.

In the event of a change in control, all unvested stock option awards immediately vest.  Any one of the following events would constitute a change in control: 1) if any new person or entity becomes the beneficial owner of 25% or more of our outstanding stock; 2) if a majority of the Board is removed; 3) if substantially all of our assets are sold; or 4) if our stockholders are solicited, via a proxy statement, by someone other than current management (the “Soliciting Party”)

seeking approval for a plan of reorganization, merger or consolidation involving us and, as a result, our shares are acquired by the Soliciting Party, unless the transaction is affirmatively recommended to our shareholders by a majority of our Board.

Other Benefits and Compensation

The NEOs also participate in our other benefit plans on the same basis as other employees.  The plans include subsidized health insurance benefits and an annual 401K matching contribution up to two percent of their annual salary.

Board Process

The Compensation Committee of the Board (the “Committee”) recommends, and the Board ratifies, all compensation and awards to the NEOs.  The Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification.  For the remaining NEOs, the chief executive officer makes recommendations to the Committee that generally are approved and then passed onto the full Board for ratification.

Compensation Committee Report

        Notwithstanding any statement to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings or otherwise deemed filed.

Compensation Committee Report on Executive Compensation

        The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

By:	Craig F. Sullivan, Chairman
Ronald R. Zideck, Member
Charles W. Scharer, Member

Summary Compensation Table

The following table presents information regarding compensation of our NEOs for services rendered during the last three completed fiscal years.

									Non-Equity	Nonqualified
							Option		Incentive Plan	deferred	All Other
Name and						Stock	Awards		Compensation	Compensation	Compensation
Position	Year	Salary ($)		Bonus ($)		Awards ($)	($)(1)		($)	Earning ($)	($)(2)		Total ($)
(a)	(b)	(c)		(d)		(e)	(f)		(g)	(h)	(i)		(j)
John Farahi, Co-Chairman of the Board and Chief Executive Officer	2006 2007 2008	$ $ $	400,000 415,389 400,000	$ $	400,000 175,000 —	— — —	$ $ $	652,033 710,625 685,326	— — —	— — —	— — —		$ $ $	1,452,033 1,301,014 1,085,326
Bob Farahi, Co-Chairman of the Board, Secretary and President	2006 2007 2008	$ $ $	240,000 249,232 240,000	$ $	150,000 50,000 —	— — —	$ $ $	226,900 263,383 273,546	— — —	— — —		$38,911 — —	$ $ $	655,811 562,615 513,546
Ronald Rowan, Chief Financial Officer and Treasurer(3)	2006 2007 2008	$ $ $	120,190 263,509 257,504	$	— 55,000 —	— — —	$ $ $	220,427 378,596 379,408	— — —	— — —	$ $ $	14,660 4,500 1,790	$ $ $	355,277 701,605 638,702

(1)          The amounts reported in column (f) of the table above reflect the compensation expense, related to stock option awards, recognized for financial statement reporting purposes for the respective year.  For a discussion of the assumptions and methodologies used to calculate this expense, please see the discussion of share based compensation in Note 8 of the Company’s Consolidated Financial Statements, included as part of the Company’s 2008 Annual Report to Stockholders filed on Form 10-K.

(2)          Amounts for Bob Farahi in 2006 represent the purchase of an automobile paid by the Company.  Amounts for Ronald Rowan in 2006 represent relocation and temporary housing expense associated with his move to Reno after he joined the Company.  Amounts for Ronald Rowan in 2007 and 2008 represent the Company’s contribution to 401(k) plans.

(3)          Ronald Rowan joined the Company in June 2006.

Grants of Plan Based Awards Made in Fiscal 2008

The following table presents information regarding the equity incentive awards granted to our NEOs for 2008.

								All Other	All Other
								Stock	Option	Exercise
								Awards:	Awards:	or Base	Grant Date
		Estimated Future Payouts Under Non-			Estimated Future Payouts Under			Number of	Number of	Price	Fair Value
		Equity Incentive Plan Awards			Equity Incentive Plan Awards			Shares of	Securtiteis	of Option	of Stock and
		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Underlying	Awards	Option
Name	Grant Date	($)	($)	($)	($)	($)	($)	Units (#)	Options (#)	($/Sh)(1)	Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John Farahi, Co-Chairman of the Board and Chief Executive Officer (2)	10/21/2008	—	—	—	—	—	—	—	66,668	$6.80	$355,340
Bob Farahi, Co-Chairman of the Board, Secretary and President (2)	10/21/2008	—	—	—	—	—	—	—	33,334	$6.80	$177,670
Ronald Rowan, Chief Financial Officer and Treasurer	—	—	—	—	—	—	—	—	—	—	—

(1)          The Company’s policy is to set exercise prices for stock option awards equal to the closing price of the Company’s stock on the grant date.  If the grant date falls on a date that the stock market is closed, the exercise price is set at the closing price on the last day that the market was open before the grant date.

(2)          The option awards listed in the above table vest 100% on the third anniversary of the grant date.

Outstanding Equity Awards at Fiscal 2008 Year-End

The following table presents information regarding the outstanding equity awards held by each of our NEO’s as of December 31, 2008.

	Option Awards							Stock Awards
				Equity						Equity	Equity
				Incentive						Incentive	Incentive
				Plan						Plan Awards:	Plan Awards:
	Number of	Number of		Awards:					Market	Number of	Market or
	Securities	Securities		Number of				Number of	Value of	Unearned	Payout Value
	Underlying	Underlying		Securities				Shares or	Shares or	Shares, Units	of Unearned
	Unexercised	Unexercised		Underlying				Units of	Units of	or Other	Shares, Units or
	Options	Options		Unexercised	Option		Option	Stock That	Stock That	Rights That	Other Rights
	Exercisable	Unexercisable		Unearned	Exercise		Expiration	Have Not	Have Not	Have Not	That Have Not
Name	(#)	(#)		Options (#)	Price ($)		Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)		(d)	(e)		(f)	(g)	(h)	(i)	(j)
John Farahi, Co-Chairman of the Board and Chief Executive Officer	200,000 70,000	— 66,666 66,668 66,668	(1) (2) (3)	— — — — —	$ $ $ $ $	11.685 18.060 21.820 29.000 6.800	10/21/2014 10/21/2015 10/21/2016 10/21/2017 10/21/2018	— — — — —	— — — — —	— — — — —	— — — — —
Bob Farahi, Co-Chairman of the Board, Secretary and President	100,000 10,000	— 33,334 33,334 33,334	(1) (2) (3)	— — — — —	$ $ $ $ $	11.685 18.060 21.820 29.000 6.800	10/21/2014 10/21/2015 10/21/2016 10/21/2017 10/21/2018	— — — — —	— — — — —	— — — — —	— — — — —
Ronald Rowan, Chief Financial Officer and Treasurer	—	100,000	(4)	—		$26.470	6/19/2016	—	—	—	—

(1)          Vests in full on October 21, 2009, subject to continued employment through that date.

(2)          Vests in full on October 21, 2010, subject to continued employment through that date.

(3)          Vests in full on October 21, 2011, subject to continued employment through that date.

(4)          Vests in one-third increments on June 19, 2009; June 19, 2010 and on June 19, 2011, subject to continued employment through the noted dates.

Potential Payments Upon Termination in Connection with Change in Control

Upon a change in control (“CIC”), all unvested stock options issued by the Company immediately vest.  Any one of the following events would generally constitute a change in control: 1) any new person or entity becomes the beneficial owner of 25% or more of our outstanding stock; 2) a majority of the Board is removed; 3) substantially all of our assets are sold; or 4) if our stockholders are solicited, via a proxy statement, by someone other than current management (the “Soliciting Party”) seeking approval for a plan of reorganization, merger or consolidation involving us and, as a result, our shares are acquired by the Soliciting Party, unless the transaction is affirmatively recommended to our shareholders by a majority of our Board.  There are no other CIC agreements with any of our employees.

Other Employment Related Agreements

The Company has an agreement with Ronald Rowan, Chief Financial Officer and Treasurer, that in the event that his employment is terminated “without cause” he will receive severance pay in the amount equal to his then-

applicable annual base salary in exchange for his waiver of any and all causes of action against us, our officers, directors, principals and affiliates, arising from his employment.  Termination “without cause” would be termination unless Mr. Rowan committed an illegal act, violated our Business Ethics Policy and Code of Conduct, committed gross neglect or abandonment of his professional responsibilities, or was disqualification by a controlling regulatory agency.  The agreement prohibits Mr. Rowan from entering the employ of any gaming enterprise located within 250 miles of a gaming enterprise owned by the Company for the year following termination.

Director Compensation – Fiscal 2008

					Chang in
					Pension Value
					and
				Non-Equity	Nonqualified
	Fees Earned		Option	Incentive Plan	Deferred	All Other
	or Paid in	Stock	Awards	Compensation	Compensation	Compensation
Name	Cash (1) ($)	Awards ($)	(2)(3)	($)	Earnings	($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Charles W. Scharer	$75,000	—	$28,670	—	—	—	$103,670
Craig F. Sullivan	$75,000	—	$28,670	—	—	—	$103,670
Ronald R. Zideck	$75,000	—	$28,670	—	—	—	$103,670

(1)          Annual fees of $40,000 are paid to directors who are not employees of the Company.  Each non-employee director serving as the chairman of a standing committee of the Board received an additional annual fee of $10,000 for each standing committee chaired in 2008.  Finally, each director received a one-time cash award of $25,000 in 2008.

(2)          The amounts reported in column (d) of the table above reflect the compensation expense, related to stock option awards, recognized for financial statement reporting purposes for the twelve months ended December 31, 2008.  For a discussion of the assumptions and methodologies used to calculate this expense, please see the discussion of share based compensation in Note 8 of the Company’s Consolidated Financial Statements, included as part of the Company’s 2008 Annual Report to Stockholders and filed on Form 10-K.

(3)          On the date of prior year’s Annual Stockholders Meeting, each non-employee director received a grant of 6,100 stock options comprised of 4,800 options for service as a director and 1,300 options for service as a committee chair.  The options were issued at exercise prices equal to the close price of the Company’s stock on the grant date.  The options vest on the six-month anniversary of the grant date.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

To the Board of Directors of Monarch Casino & Resort, Inc.:

Our role is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in our charter, the Company’s management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2008.

        We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

THE AUDIT COMMITTEE

By:	Ronald R. Zideck, Chairman
Craig F. Sullivan, Member
Charles W. Scharer, Member

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 26, 2006, the Company submitted a formal offer to Biggest Little Investments, L.P. (“BLI”), formulated and delivered by a committee comprised of the Company’s independent directors (the “Committee”), to purchase the 18.95-acre shopping center (the “Shopping Center”) adjacent to the Atlantis Casino Resort Spa.  On October 16, 2006, the Committee received a letter from counsel to BLI advising the Company that BLI, through its general partner, Maxum, L.L.C. (“Maxum”), had “decided that such offer is not in the best interest of the Partnership’s limited partners and, therefore, will not be entering into negotiations with Monarch.”  While there have been subsequent communications between BLI and the Company  from time to time regarding our interest in the Shopping Center, nothing has resulted. The Board of Directors continues to consider expansion alternatives.

John Farahi and Bob Farahi each individually own non-controlling interests in BLI and Maxim.  John Farahi is Co-Chairman of the Board, Chief Executive Officer, Chief Operating Officer and a Director of Monarch.  Bob Farahi is Co-Chairman of the Board, President, Secretary and a Director of Monarch. Ben Farahi formerly was the Co-Chairman of the Board, Secretary, Treasurer, Chief Financial Officer and a Director of Monarch.  Monarch’s board of directors accepted Ben Farahi’s resignation from these positions on May 23, 2006.

The Company currently rents various spaces in the Shopping Center which it uses as office, storage space and guest parking and paid rent of approximately $194,800 plus common area expenses in the year ended December 31, 2008. The Company paid rent of approximately $262,700 and $95,520 plus common area expenses in the years ended December 31, 2007 and 2006, respectively.

In addition, a driveway that is being shared between the Atlantis and the Shopping Center was completed on September 30, 2004.  As part of this project, in January 2004, the Company leased a 37,368 square-foot corner section of the Shopping Center for a minimum lease term of 15 years at an annual rent of $300,000, subject to increase every 60 months based on the Consumer Price Index. The Company began paying rent to the Shopping Center on September 30, 2004. The Company also uses part of the common area of the Shopping Center and pays its proportional share of the common area expense of the Shopping Center. The Company has the option to renew the lease for 3 five-year terms, and at the end of the extension periods, the Company has the option to purchase the leased driveway section of the Shopping Center at a price to be determined based on an MAI Appraisal. The leased space is being used by the Company for pedestrian and vehicle access to the Atlantis, and the Company may use a portion of the parking spaces at the Shopping Center. The total cost of the project was $2.0 million; the Company was responsible for two thirds of the total cost, or $1.35 million. The Company paid approximately $300,000 plus common area charges in each of the years ended December 31, 2008, 2007 and 2006 for its leased driveway space at the Shopping Center.

The Company leased sign space from the Shopping Center through July 2008.  The Company paid $7,460, $12,420 and $12,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company is currently leasing billboard advertising space from affiliates of its principal stockholders for a total cost of $42,000, $49,000 and $42,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

Until December 2006, the Company rented office and storage space from a company affiliated with Monarch’s principal stockholders and paid rent of approximately $26,000 in the year ended December 31, 2006 and did not incur any such expense in the years ended December 31, 2008 or 2007.  Effective December 2006, Monarch’s principal stockholders sold this building and, through April 15, 2007, the Company continued to rent space from the new owner which is not a related party to Monarch.

On December 24, 2007, the Company entered into a lease with Triple “J” Plus, LLC (“Triple J”) for the use of a facility on 2.3 acres of land (jointly, the “Property”) across Virginia Street from the Atlantis that the Company plans to utilize for administrative staff offices.  The managing partner of Triple J is a first-cousin of John and Bob Farahi, the Company’s Chief Executive Officer and President, respectively.  The term of the lease is two years requiring monthly rental payments of $20,256.  Commensurate with execution of the lease, the Company entered into an agreement that provides the Company with a purchase option on the Property at the expiration of the lease period while also providing Triple J with a put option to cause the Company to purchase the Property during the lease period.  The purchase price of the Property has been established by a third party appraisal company.  Lastly, as a condition of the lease and purchase option, the Company entered into a promissory note (the “Note”) with Triple J whereby the Company advanced a $2.7 million loan to Triple J.  The Note requires interest only payments at 5.25% and matures on the earlier of i) the date the Company acquires the Property or ii) January 1, 2010.

Audit Committee Review

The Company requires that the Audit Committee of the Board review and approve related party transactions.  The Audit Committee reviews all related party transactions on a case by case basis and approves any such transaction in accordance with Nevada corporate law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s principal accounting firm, Ernst & Young LLP, has audited the Company’s financial statements for the fiscal year ended December 31, 2008.  Ernst & Young, LLP is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

The Audit Committee has formally engaged Ernst & Young, LLP to audit the Company’s financials statements for the fiscal year ending December 31, 2009.

AUDIT AND RELATED FEES

Audit Fees.  The aggregate fees billed by the Company’s principal accountants for the audit of the Company’s annual financial statement and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $125,590 for the year ended December 31, 2008 and $116,874 for the year ended December 31, 2007.  The aggregate fees billed for audit of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 totaled $128,090 for the year ended December 31, 2008 and $128,687 for the year ended December 31, 2007.

Audit Related Fees.  The aggregate fees billed for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements not included under “Audit Fees” above were $5,000 for the year ended December 31, 2008, related work required on the Company’s sports book gaming license, and $0 for the year ended December 31, 2007.

Tax Fees.  The aggregate fees billed for professional services rendered by the Company’s principal accountant for the compilation, tax advice and tax planning were $78,913 for the year ended December 31, 2008 and $16,050 for the year ended December 31, 2007.  For 2008 these services consisted of the preparation of the Company’s federal corporate tax return and advice and planning on the Company’s capital projects and the treatment of certain prepaid assets.  For 2007 these services consisted of the preparation of the Company’s federal corporate tax return

All Other Fees.  There were no other fees billed by the Company’s principal accountants for the years ended December 31, 2008 and 2007.

Audit Committee Pre-Approval Policies and Procedures

As required by the Audit Committee Charter, as revised on April 9, 2004, all services proposed to be provided by outside independent auditors must be approved in advance by the Audit Committee.

There were no non-audit services performed by the independent registered public accounting firm in 2008 and 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors, and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, during 2008 a Form 4/A for Bob Farahi was filed late on December 22, 2008.

CODE OF ETHICS

        The Company adopted a Business Ethics Policy and Code of Conduct, a copy of which may be reviewed on the Company’s website, www.monarchcasino.com.

VOTING PROCEDURES

        A majority of a quorum of stockholders present in person or represented by proxy voting “FOR” the election of the nominees to the Board is sufficient to approve the election of the nominees to the Board.  A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person, or represented by proxy, at the meeting. Abstentions are effectively treated as votes “AGAINST” a matter presented.  Neither the Company’s Articles of Incorporation, Bylaws, or Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

        The Company will appoint three inspectors of election to determine: the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.

2010 ANNUAL MEETING OF STOCKHOLDERS

        The next annual meeting of stockholders is expected to be held on or about May 27, 2010.  Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company’s proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company.  Such proposal must be received no later than December 5, 2009.  Unless a stockholder proposal for the Company’s 2010 Annual Meeting of Stockholders is submitted to the Company prior to February 18, 2010, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.

OTHER BUSINESS

        The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting.  However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and will use their discretion and vote all proxies in accordance with their judgment.

        The Company’s 2008 annual report on Form 10-K, including financial statements for the year ended December 31, 2008, along with these proxy materials, are being made available on the Internet, or when requested mailed, on or about April 10, 2008 to all stockholders of record of the Company as of April 3, 2009.

By order of the Board of Directors,

BOB FARAHI
Secretary

APPENDIX A

MONARCH CASINO & RESORT, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2009
SOLICITED BY THE BOARD

MONARCH CASINO & RESORT, INC. 3800 S. VIRGINIA STREET RENO, NV 89502

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M11676	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONARCH CASINO & RESORT, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote On Directors		☐	☐	☐
1.	Election of Directors

Nominees:
01) Bob Farahi
02) Ronald R. Zideck

		For	Against	Abstain
2.	In their discretion, act upon such other matters as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M11677

MONARCH CASINO & RESORT, INC.

The stockholder hereby appoints John Farahi and Bob Farahi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MONARCH CASINO & RESORT, INC. that the stockholder is entitled to vote at the Annual Meeting of stockholders to be held at 10:00am, PDT on 5/22/2009, at the Atlantis Casino Resort Spa, 3800 S. Virginia Street, Reno, NV 89502, and any adjournment or postponement thereof.